Note 13 - Income Taxes - Effective Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Federal taxes based on statutory rate	$ 374	$ 2,415	$ 1,874
State income taxes, net of federal benefit	159	384	336
Tax-exempt investment interest	(543)	(836)	(593)
Income related to bank-owned life insurance	(165)	(159)	(218)
Other, net	101	77	32
Income tax expense	$ (74)	$ 1,881	$ 1,431